                                                                    Exhibit 32.1



                                  CERTIFICATION




         I, James M. Donegan, Chief Executive Officer of The Med-Design Corporation, a Delaware corporation (the "Company"), hereby certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

         (1) The quarterly report on Form 10-Q for the period ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      * * *




JAMES M. DONEGAN
----------------------------
James M. Donegan
Chief Executive Officer

Date: August 16, 2004